UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2013

      NUVEEN MORTGAGE OPPORTUNITY TERM FUND 2

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	811-22374	27-1676949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 West Wacker Drive, Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 917-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-12)

[ ] Pre-commencement communications pursuant to Rule l4d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Item 2.02  Results of Operations and Financial Condition

The audited financial statements of Wellington Management Legacy Securities PPIF (Offshore), LP (the “Feeder Fund”) for the years ended December 31, 2012 and December 31, 2011 (the “Feeder Fund Financial Statements”) are attached hereto as Exhibit 99.1. The audited financial statements of Wellington Management Legacy Securities PPIF Master Fund, LP (the “Master Fund”) for the years ended December 31, 2012 and December 31, 2011 (the “Master Fund Financial Statements,” and together with the Feeder Fund Financial Statements, the “Financial Statements”) are attached hereto as Exhibit 99.2. The Financial Statements are not the financial statements of the registrant. Under normal market conditions, the registrant invests at least 80% of its managed assets in mortgage-backed securities, directly and indirectly through a separate investment as a limited partner in the Feeder Fund. The Feeder Fund invests substantially all of its assets, alongside the U.S. Department of the Treasury (“UST”), in the Master Fund pursuant to the UST’s Public-Private Investment Program (“PPIP”). As disclosed in the registrant’s Annual Report for the year ended December 31, 2012, the Master Fund is winding down its operations pursuant to the terms of PPIP. Accordingly, as part of a managed wind down of the Master Fund, the registrant has received distributions from the Master Fund (through the Feeder Fund) representing substantially all of the registrant’s remaining indirect investment in the Master Fund. Proceeds received by the registrant as part of this managed wind down have been invested directly in mortgage-backed securities and other permitted investments in accordance with the registrant’s investment objectives.

This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in Pre-Effective Amendment No. 2 to the Registration Statement filed February 23, 2010, to furnish, if more than 25% of the registrant’s net assets consist of securities of the Feeder Fund on any day during the 30 days prior to the last day of the registrant’s fiscal year or fiscal second quarter, respectively, the audited annual financial statements and unaudited semi-annual financial statements for the corresponding fiscal periods for each of the Feeder Fund and the Master Fund, within five business days of their receipt from the Feeder Fund and the Master Fund.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	The audited financial statements of the Feeder Fund for the years ended December 31, 2012 and December 31, 2011.

99.2	The audited financial statements of the Master Fund for the years ended December 31, 2012 and December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN MORTGAGE OPPORTUNITY TERM FUND 2

By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President

Dated:  April 29, 2013

Exhibit Index

Exhibit No.	Description

99.1	The audited financial statements of the Feeder Fund for the years ended December 31, 2012 and December 31, 2011.

99.2	The audited financial statements of the Master Fund for the years ended December 31, 2012 and December 31, 2011.